UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 13, 2024, Protagonist Therapeutics, Inc. (the “Company”) and Janssen Biotech, Inc., a Pennsylvania corporation (“Janssen”) entered into an amendment (the “Amendment”) to their amended and restated License and Collaboration Agreement dated July 27, 2021 (the “Collaboration Agreement”).

The Amendment:

(a) increases the milestone payment set forth in Section 7.3.1(D) (for a Phase 3 clinical trial for any Licensed Product for any indication meeting its primary endpoint) by $50 million, from $115 million to $165 million;

(b) eliminates the $35 million milestone payment in Section 7.3.1(E) (for acceptance of filing of an NDA by the FDA for use of Licensed Product in any indication); and

(c) eliminates the $15 million milestone payment in Section 7.3.1(L) (for dosing of the 3rd patient in the first Phase 3 clinical trial of a Licensed Product for a second indication).

The $165 million milestone now payable pursuant to Section 7.3.1(D) of the Collaboration Agreement has been earned as a result of the Phase 3 clinical trial results described in the press release attached hereto as Exhibit 99.1. Accordingly, the Amendment has the effect of accelerating the $35 million and $15 million milestone payments set forth in Sections 7.3.1(E) and 7.3.1(L) of the Collaboration Agreement.

Item 8.01. Other Events

On November 18, 2024, the Company issued a press release related to Phase 3 clinical study results for icotrokinra (JNJ-2113, formerly PN-235), which is a Licensed Product under the Collaboration Agreement. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 18, 2024, titled “Protagonist announces positive topline results from Phase 3 ICONIC studies of icotrokinra (JNJ-2113) in plaque psoriasis, a first-in-class investigational targeted oral peptide that selectively blocks the IL-23 receptor”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in Item 8.01 of this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 8.01 of this report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Protagonist Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.
Dated: November 18, 2024
	By:	/s/ Asif Ali
Asif Ali
Chief Financial Officer